                                                              Exhibit 10.73

               SUMMARY OF NAMED EXECUTIVES' COMPENSATION FOR 2007

The  Registrant's   Board  of  Directors  approved  certain  components  of  the compensation  to be paid for the annual  period from March 16, 2007 to March 15,
2008 ("2007/2008  Compensation") to the Registrant's  executive officers.  Bonus amounts for 2006/2007 service were also approved.  A summary of the compensation to be  paid  to the  individuals  who  will  be  the  "Named  Executives"  whose compensation  will be disclosed in the  Registrant's  2007 proxy statement is as follows:

EXECUTIVE OFFICERS:

1. Edward J.  Pettinella  - President  and Chief  Executive  Officer.  While Mr.
Pettinella has an Employment  Agreement that has previously  been filed with the
Securities and Exchange  Commission,  the following items of  compensation  were subject  to the  discretion  of the  Compensation  Committee  of  the  Board  of
Directors, which has determined Mr. Pettinella's 2007/2008 Compensation to be as follows:

     Base Salary: $550,000 annually

     Incentive  Compensation:  A  bonus  factor  of 13 will  be  applied  to Mr.
     Pettinella's   2007/2008  base  salary  to  determine  his  2007  incentive compensation (payable in 2008) pursuant to the Incentive Compensation Plan.
     Payment of 100% of Mr. Pettinella's incentive compensation is completely in the discretion of the Compensation Committee.

     Restricted Stock: To be determined.

     Stock Options: To be determined.

     Bonus for 2006/2007 service: $680,459.20

2. David P. Gardner - Chief Financial Officer and Executive Vice President.

     Base Salary: $320,000 annually

     Incentive  Compensation:  A  bonus  factor  of 9  will  be  applied  to Mr.
     Gardner's 2007/2008 base salary pursuant to the Incentive Compensation Plan to determine his 2007 incentive  compensation  payable in 2008.  Payment of
     50% of Mr.  Gardner's  incentive  compensation  is within the discretion of other members of senior management.

     Restricted Stock: To be determined.

     Stock Options: To be determined.

     Bonus for 2006/2007 service: $264,903.94

3. Ann M. McCormick - General Counsel, Executive Vice President and Secretary.

     Base Salary: $272,000 annually

     Incentive  Compensation:  A  bonus  factor  of 9 will  be  applied  to Mrs.
     McCormick's  2007/2008 base salary  pursuant to the Incentive  Compensation
     Plan to determine her 2007 incentive  compensation payable in 2008. Payment of 50% of Mrs. McCormick's incentive  compensation is within the discretion of other members of senior management.

     Restricted Stock: To be determined.

     Stock Options: To be determined.

     Bonus for 2006/2007 service: $233,659.25

4. Scott A. Doyle - Senior Vice President.

     Base Salary: $250,000 annually

     Incentive Compensation:  A bonus factor of 7 will be applied to Mr. Doyle's
     2007/2008  base  salary  pursuant  to the  Incentive  Compensation  Plan to determine his 2007 incentive  compensation  payable in 2008. Payment of 50%
     of Mr.  Doyle's  incentive  compensation  is within the discretion of other members of senior management.

     Restricted Stock: To be determined.

     Stock Options: To be determined.

     Bonus for 2006/2007 service: $168,148.05

5. John E. Smith - Senior Vice President

     Base Salary: $240,000 annually

     Incentive Compensation:  A bonus factor of 7 will be applied to Mr. Smith's
     2007/2008  base  salary  pursuant  to the  Incentive  Compensation  Plan to determine his 2007 incentive  compensation  payable in 2008. Payment of 50%
     of Mr.  Smith's  incentive  compensation  is within the discretion of other members of senior management.

     Restricted Stock: To be determined.

     Stock Options: To be determined.

     Bonus for 2006/2007 service: $155,665.38